Exhibit 99.1
1 WVT Communications Annual Meeting April 24, 2009 1

3 Forward Looking Statement Note Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "anticipates," "intends," "expects" and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward- looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, both nationally and in the geographic regions in which the Company operates; industry capacity; demographic changes; existing governmental regulations and changes in or the failure to comply with, governmental regulations; legislative proposals relating to the businesses in which the Company operates; competition; or the loss of any significant ability to attract and retain qualified personnel. Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments. 2

WVT Communications Financial Headlines 2008 3 Revenue (operating company) $23.0M 4.4% Expense (operating company) $24.2M Operating Loss (operating company) $(1.2M) O-P Income (investment) $10.4M Net Income (total company) $6.0M 7.3% 9.0% 3.6% 12.6%

More Financial Headlines 2008 Earnings per Share (total company) $1.12 EBITDA (operating company) $3.46M 9.8% Free Cash Flow (operating company) $0.5M ++% 4 16.6%

5 Financial Results 2003 2004 2005 2006 2007 2008 EBITDA 8.1 6.4 2.7 1.6 4.2 3.46 Net Income 7.7 8.9 5.2 3.8 5.5 6 EBITDA / Net Income Revenues / Expenses 2003 2004 2005 2006 2007 2008 Revenues 28.6 27.6 27.3 25.2 24 23 Expense 25.5 26.6 30.3 29 25.1 24.2

Free Cash Flow increased $.54M 2006 2007 2008 Free Cash Flow -1.7 -0.04 0.5 OpEx control CapEx control Inventory controls 6

2008 Revenue declined $1.0M 2006 2007 2008 Revenue 25.2 24 23 Residence access line decline Long distance revenue decrease Dial-up service migration losses ILEC (res/bus) access line rate increase Video pricing increase 7

2008 Average Revenue per Access Line increased 7.2% Loss of residence access line offset by increases in landline video, DTV and VoiceNet 2006 2007 2008 ARPAL 87.52 89.29 95.73 8

2008 Operating Expenses declined $.9M 2006 2007 2008 OPEX 29 25.1 24.2 Favorable union contract reduced benefits costs Reduced depreciation Positioned new products Increased sales force Ice Storm 9

2008 Operating Loss increased $.1M 2006 2007 2008 Op Inc -3.8 -1.1 -1.2 10 Positioning for 2009 sales Ice Storm impact

2008 Income from O-P Partnership increased $.7M 2006 2007 2008 O-P 9.4 9.7 10.4 Growth of text messaging Rates stabilized 11

2008 Consolidated WVT Net Income increased $.5M 2006 2007 2008 Net Inc 4 5.5 6 Driven by improved O-P net income 12

2008 EBITDA decreased $.7M 2006 2007 2008 EBITA 1.6 4.1 3.46 Positioned new products Sales force increase Ice Storm 13

2008 Earnings Per Share increased $.09 2006 2007 2008 EPS 0.74 1.02 1.11 14

29 15 State of New York Department of Public Service Public Service Commission "The Commission has noted the excellent levels of services provided to consumers by your company and its employees during 2008. The commission hereby commends Warwick Valley Telephone Company (d/b/a WVT Communications) for the high quality of telephone service which it provided during 2008" Second Consecutive Annual Service Commendation

31 31 16 2009 Strategies and Action Plans Continue cost control efforts Continue to manage capital expenditures Grow top-line revenue - Offset the ILEC res. A/L loss with CLEC bus. A/L gains Retain ILEC revenue - Alternate Triple Play (with DTV) - Broadband internet access marketing - Partner with MDU developers Grow CLEC revenue - Contiguous market expansion - Acquisition

33 17 WVT Communications 2008 Recap - Improved free cash flow Continued cost containment Positioned for revenue growth Managed our business well 2009 Outlook - Continue free cash flow improvements Grow revenue - Offset ILEC access line loss with CLEC growth - Alternative Triple Play Continue cost control Continue to manage capital expenditures Continue managing our business well Continue to deliver for customers and shareholders

35 WVT Communications 18